UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2018

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
2351 J Lawson Boulevard, Orlando, Florida (Address of principal executive offices)	32824 (Zip Code)

Registrant's telephone number, including area code (800) 645-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 19, 2018, the following matters were voted upon and approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)	The election of seven members to the Board of Directors; and,

(2)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019;

1.    Election of Directors

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
Class A Directors:
Peter A. Lesser	5,414,278	10,712,625	4,677,064
Denise Waund Gibson	5,631,906	10,494,997	4,677,064
John Adamovich, Jr.	5,634,883	10,492,020	4,677,064

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
Class A and B Directors:
John J. Shalam	29,913,903	8,822,540	4,677,064
Patrick M. Lavelle	30,167,579	8,568,864	4,677,064
Charles M. Stoehr	28,074,719	10,661,724	4,677,064
Ari M. Shalam	29,919,333	8,817,110	4,677,064

2.	Ratification of the Appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019:

Votes For	Votes Against	Votes Abstained
43,236,948	122,174	54,385

Item 7.01        Regulation FD Disclosure

On July 19, 2018, during the Company’s Annual Meeting of Shareholders, John J. Shalam, the Company’s Chairman of the Board, made remarks to the Company’s shareholders and invited guests and a question and answer period followed. A transcript of Mr. Shalam’s remarks and the question and answer period is attached to this Form 8-K as Exhibit 99.1.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Shareholders Meeting (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: July 25, 2018
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer